Exhibit 99.5

First NLC Trust 2005-1

Disclaimer

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

							Avg
	Top 50 California	Loan	Principal	% of			Loan	WA		WA	WA	Interest
Rank	Cities	Count	Balance	Pool	WAC	Seasoning	Amount	FICO	FICO<600	OLTV	OCLTV	Only	Stated	Fixed	Primary	DTI	CA	2nds
1	SACRAMENTO	67	13,384,844.94	4.61	6.925	1.78	199,800.00	648	12.83	75.53	80.72	69.04	3.56	11.39	100	41.71	100	6.48
2	LOS ANGELES	50	12,421,816.69	4.28	7.007	1.34	248,506.00	655	17.1	74.59	79.19	47.73	14.78	12.14	92.53	41.14	100	5.75
3	SAN JOSE	31	10,238,830.06	3.53	6.599	2.15	330,380.65	651	0	76.81	81.83	77.76	0	6.27	100	44	100	6.27
4	SAN DIEGO	32	8,581,644.21	2.96	7.177	1.56	268,207.81	661	10.61	73.97	83.24	62.64	7.61	11.81	100	43.36	100	11.81
5	STOCKTON	37	8,114,389.32	2.79	6.857	0.95	219,331.08	622	25.84	78.74	81.91	53.94	4.81	3.96	100	41.82	100	3.96
6	MODESTO	28	6,086,280.30	2.1	6.908	1.3	217,401.79	631	30.17	76.35	80.68	58.45	2.07	15.82	97.93	40.79	100	5.41
7	FRESNO	38	4,506,878.28	1.55	6.917	0.92	118,632.89	652	9.7	72.65	80.26	33.76	0	11.91	100	42.13	100	9.52
8	SANTA ANA	15	3,997,748.01	1.38	6.78	1.64	266,540.00	663	0	71.53	79.35	77.9	0	9.77	100	43.23	100	9.77
9	ANAHEIM	14	3,943,180.06	1.36	6.876	1.33	281,678.57	654	0	71.63	77.82	54.84	0	7.74	100	39.08	100	7.74
10	MORENO VALLEY	21	3,905,788.73	1.34	7.505	1.05	186,035.71	615	37.07	75.17	81.97	34.1	7.78	8.51	100	41.66	100	8.51
11	SANTA ROSA	13	3,842,128.05	1.32	7.023	1.23	295,553.85	659	15.39	77.25	82.17	73.03	0	13.57	100	43.39	100	6.15
12	TRACY	13	3,835,202.40	1.32	6.855	1.14	295,023.08	644	7.48	75.81	81.07	75.97	7.48	6.57	90.03	41.59	100	6.57
13	CORONA	11	3,765,418.16	1.3	7.056	0.8	342,318.18	653	0	73.45	79.03	71.43	0	17.52	100	44.97	100	7.41
14	CHULA VISTA	11	3,460,945.76	1.19	7.076	1.97	314,636.36	657	0	70.17	80.76	86.34	0	13.66	100	45.08	100	13.66
15	LONG BEACH	14	3,395,414.25	1.17	6.866	1.3	242,607.14	639	26.33	67.62	78.39	37.58	7.71	14.31	100	41.25	100	14.31
16	SALINAS	9	3,310,307.19	1.14	6.458	1.43	367,844.44	644	0	78.71	81.25	86.11	0	3.17	100	42.88	100	3.17
17	ELK GROVE	13	3,307,985.10	1.14	6.985	1.22	254,484.62	633	10.23	72.15	80.73	61.87	7.56	10.72	100	42.68	100	10.72
18	SAN BERNARDINO	18	3,076,090.72	1.06	7.132	1.58	171,016.67	596	48.26	76.55	76.55	21.79	16.41	7.33	94.64	41.87	100	0
19	BAKERSFIELD	21	3,029,304.87	1.04	6.968	0.72	144,276.19	631	27.61	76.61	80.03	42.08	20.46	7.19	100	38.79	100	4.28
20	FAIRFIELD	9	2,943,600.00	1.01	6.757	1.39	327,066.67	665	12.54	78	81.82	72.37	10.16	27.63	100	42.53	100	4.93
21	FONTANA	15	2,938,781.12	1.01	7.071	0.89	196,070.00	633	35.95	75.58	81.18	31.81	7.44	13.12	100	45.91	100	7
22	LANCASTER	16	2,922,149.23	1.01	7.042	1.48	182,684.38	621	10.34	77.79	81.87	66.39	0	5.11	100	40.14	100	5.11
23	VISTA	9	2,701,176.32	0.93	6.807	1.75	300,155.56	664	0	76.24	81.25	93.74	0	6.26	100	44.45	100	6.26
24	GARDEN GROVE	8	2,556,053.07	0.88	7.383	0.97	319,562.50	638	29.58	77.19	83.88	44.24	0	8.36	100	40.97	100	8.36
25	ESCONDIDO	8	2,496,046.30	0.86	6.541	1.89	312,200.00	651	11.98	79.75	79.75	77.63	0	0	100	42.35	100	0
26	VALLEJO	7	2,484,655.96	0.86	6.682	1.62	355,085.71	648	40.5	76.43	76.43	68.02	0	0	100	42.23	100	0
27	RIVERSIDE	11	2,340,208.18	0.81	6.968	1.53	212,809.09	619	21.52	72.64	76.78	54.38	0	5.17	100	41.68	100	5.17
28	WATSONVILLE	8	2,268,771.00	0.78	6.872	2.26	283,663.75	653	20.69	72.32	81.46	67.88	20.69	11.43	100	44.51	100	11.43
29	PITTSBURG	8	2,199,063.37	0.76	6.764	1.9	275,000.00	647	0	78.36	80.54	64.02	0	2.73	100	42.03	100	2.73
30	ROSEVILLE	5	2,188,830.10	0.75	6.329	2.27	437,780.00	670	15.83	78.07	78.07	84.17	0	15.83	100	28.5	100	0
31	CHINO	6	2,058,342.60	0.71	6.386	2	343,225.00	639	25.87	76.66	76.66	74.13	0	0	100	41.17	100	0
32	REDWOOD CITY	6	2,005,866.89	0.69	7.012	1.96	334,316.67	643	0	73.03	81.67	89.16	0	10.84	100	43.52	100	10.84
33	COSTA MESA	5	1,993,239.51	0.69	6.309	1.59	398,760.00	660	22.41	73.84	78.73	71.48	0	6.11	77.59	44.91	100	6.11
34	EL CAJON	7	1,983,202.07	0.68	6.567	1.95	283,328.57	644	0	74.94	79.69	59.06	0	5.94	100	47.62	100	5.94
35	RICHMOND	7	1,982,974.14	0.68	6.867	1.53	283,285.71	616	12	78.62	80.8	76.7	22.24	11.29	100	42.79	100	2.72
36	NORWALK	9	1,976,535.19	0.68	6.74	1.84	219,977.78	637	25.62	69.46	75.95	44.6	0	8.11	100	41.2	100	8.11
37	HESPERIA	11	1,928,159.22	0.66	7.698	1.1	175,359.09	588	45.26	78.14	82.95	9.75	3.89	9.9	100	41.67	100	6.01
38	ANTIOCH	5	1,897,000.00	0.65	6.361	1.43	379,400.00	659	0	81.01	81.01	79.49	0	0	100	44.33	100	0
39	RIALTO	9	1,878,670.32	0.65	6.819	1.5	208,844.44	603	36.6	77.65	79.86	21.5	9.9	2.76	100	49.6	100	2.76
40	TEMECULA	6	1,814,561.59	0.62	6.949	2.67	302,883.33	593	48.24	73.03	73.03	51.76	0	0	84.81	41.29	100	0
41	LOS BANOS	8	1,792,324.69	0.62	6.683	0.83	224,081.25	653	21.74	74.67	84.65	49.94	0	12.48	100	45.07	100	12.48
42	POMONA	7	1,774,787.56	0.61	7.049	0.41	253,571.43	631	36.4	79	81.92	14.6	0	3.65	85.63	39.38	100	3.65
43	GALT	7	1,762,444.39	0.61	6.866	1.58	251,785.71	654	26.53	74.28	79.53	66.91	0	6.57	100	41.67	100	6.57
44	RANCHO CUCAMONGA	4	1,699,760.00	0.59	6.25	1.71	424,940.00	644	0	79.44	79.44	100	0	0	100	44.52	100	0
45	DOWNEY	4	1,604,866.46	0.55	6.938	2.7	401,250.00	722	0	75.14	81.36	92.22	0	7.78	100	40.81	100	7.78
46	LAKE ELSINORE	6	1,460,866.13	0.5	7.444	0.79	243,500.00	651	0	76.16	85.52	45.86	16.87	28.57	100	42.21	100	11.7
47	TUSTIN	5	1,451,227.97	0.5	6.744	2.88	290,380.00	664	35.79	77.03	80.99	59.25	0	4.95	100	44.61	100	4.95
48	GILROY	4	1,425,000.00	0.49	6.356	1.05	356,250.00	663	0	75.38	81.54	92.29	0	7.71	100	46.01	100	7.71
49	VACAVILLE	7	1,415,217.91	0.49	7.293	0.47	202,178.57	672	0	74.17	85.15	86.28	0	13.72	100	42.03	100	13.72
50	HAYWARD	6	1,396,183.84	0.48	6.713	3.5	232,750.00	674	0	74.33	81.57	90.95	0	9.05	100	41.07	100	9.05

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial for the purposes of evaluating such information. This information is furnished to you solely by FBR and Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for their affiliates in connection with the proposed transaction. This material is provided for information constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport contain all of the information that a prospective investor may require to make a full analysis of the contained herein is preliminary and it is anticipated that such information will change. The information information contained in any prior series termsheet for this transaction. In addition, the information superseded by information contained in the prospectus and prospectus supplement for this transaction and subsequently filed with the Securities and Exchange Commission. An offering may be made only through and prospectus supplement. Any investment decision with respect to the referenced securities should be of the information contained in the prospectus and prospectus supplements.